UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 19, 2004

Date of Report (Date of earliest event reported)

Wireless Facilities, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27231	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4810 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 228-2000

(Registrant’s telephone number, including area code)

Item 7. Exhibits.

Exhibit No.	Description
99.1	February 19, 2004 Press Release by Wireless Facilities, Inc.

Item 12. Results of Operations and Financial Condition.

On February 19, 2004, Wireless Facilities, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its fiscal year ended December 26, 2003. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wireless Facilities, Inc.

Date: February 19, 2004	By:	/s/ Dan Stokely, C.P.A
Dan Stokely, C.P.A. Interim Chief Financial Officer Vice President, Corporate Controller (Principal Accounting Officer and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	February 19, 2004 Press Release by Wireless Facilities, Inc.